UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 20, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

A.	Eighth Amendment to Loan and Security Agreement with Silicon Valley Bank and Seventh Amendment to Loan and Security Agreement (Ex-IM Loan Facility) with Silicon Valley Bank

Advanced Photonix, Inc. (the “Company”) and its wholly-owned subsidiaries Picometrix LLC (“Picometrix”) and Advanced Photonix Canada, Inc. (“APC”) (each a “Borrower” and, collectively the “Borrowers”) are parties to a (i) Loan and Security Agreement dated January 31, 2012 (as amended from time to time, the “SVB Loan Agreement”) by and among the Borrowers and Silicon Valley Bank (“SVB”); and (ii) Loan and Security Agreement (Ex-IM Loan Facility) dated January 31, 2012 (as amended from time to time, the “SVB Ex-Im Loan Agreement” and together with the SVB Loan Agreement, the “SVB Loans”) by and among the Borrowers and SVB.

Under the terms of the SVB Loans in effect prior to June 20, 2014, the Borrowers were required to, among other things, (A) maintain (i) a minimum liquidity ratio of 1.30 to 1.00 through May 31, 2014, and 2.00 to 1.00 from and after June 30, 2014; and (ii) a minimum rolling three month adjusted EBITDA, measured monthly, of (1) a negative $800,000 for the fiscal month ended March 31, 2014, (2) a negative $600,000 for the fiscal month ended April 30, 2014, (3) a negative $250,000 for the fiscal months ended May 31, 2014 and June 30, 2014, and (4) a positive $1 for the fiscal month ended July 31, 2014; and (B) pay SVB a fee of up to $50,000 upon the earlier of upon the earliest to occur of (w) the date the liquidity ratio is greater than 2.00 to 1.00; (x) the date that all amounts outstanding under the SVB Loans become due; and (y) July 31, 2014 (such date, the “SVB Tail Fee Payment Date” and such payment, the “SVB Tail Fee”), and, commencing with the month ended May 31, 2014, an additional fee of $15,000 for each month that the liquidity ratio is less than 2.00 to 1.00 as of the last day of the month under measurement (the “SVB Success Fee”).

On June 20, 2014, the Borrowers and SVB entered into an Eighth Amendment to Loan and Security Agreement to the SVB Loan Agreement (the “SVB Amendment”) and a Seventh Amendment to Loan and Security Agreement (Ex-IM Loan Facility) to the SVB Ex-Im Loan Agreement (the “SVB Ex-Im Amendment” and collectively, the “SVB Amendment Agreements”).  Under the terms of the SVB Amendment Agreements, (i) SVB agreed to extend the maturity date of our line of credit to June 20, 2016; (ii) the three month trailing adjusted EBITDA covenant was converted into a six month trailing adjusted EBTIDA covenant, measured at each fiscal month end, of negative $850,000 through June 2014, negative $300,000 for July through September 2014, a positive $1 for October through December 2014 and $100,000 each month thereafter subject to reset upon the submission of the fiscal 2016 budget, but in no case lower than $100,000 on a rolling six month basis; (iii) the existing liquidity ratio covenant was reset to 1.30 to 1.00 through May 31, 2014 and 2.0 to 1.0 for all months on or after June 2014 as measured at each month end; (iv) SVB restored an interest rate matrix based on the Borrowers’ covenant performance that results in an interest rate on the line of credit ranging from prime rate plus 50 basis points on up to prime rate plus 400 basis points and an interest rate on the term loan ranging from prime plus 75 basis points on up to prime plus 450 basis points; and (v) SVB waived its right to receive both current and future SVB Success Fees. As consideration for SVB’s entrance into the SVB Amendment Agreements, the Borrowers (1) paid SVB a commitment fee of $25,000 upon the execution of the SVB Amendment Agreements and agreed to pay an additional $25,000 commitment fee on the anniversary of the execution date; (2) reimbursed SVB for its expenses in negotiating the SVB Amendment Agreements; and (3) affirmed their obligation to pay the SVB Tail Fee.

The SVB Amendment Agreements did not amend or alter in any respect the terms and conditions of either SVB Loan, or any of the other loan documents, or constitute a waiver or release by SVB of any right, remedy or event of default under the SVB Loans or any of the other loan documents, except to the extent expressly set forth in the SVB Amendment Agreements and the SVB Loans.

B.	Modification to Loan and Security Agreement with Partners for Growth III, L.P.

The Company and Picometrix (the “PFG Borrowers”) are parties to a Loan and Security Agreement dated February 8, 2013 (as amended from time to time, the “PFG Loan Agreement”) with Partners for Growth III, L.P. (“PFG”).  Under the terms of the PFG Loan Agreement in effect prior to June 20, 2014, the PFG Borrowers were required to, among other things, (A) maintain (i) a minimum liquidity ratio of 1.30 to 1.00 through May 31, 2014, and 2.00 to 1.00 from and after June 30, 2014; and (ii) a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $250,000 for the fiscal months ended May 31, 2014 and June 30, 2014, and a positive $1 for the fiscal month ended July 31, 2014; and (B) pay PFG a fee of up to $75,000 upon the earlier of the date the liquidity ratio is greater than 2.00 to 1.00 or July 31, 2014 (the “PFG Tail Fee Payment Date” and such payment, the “SVB Tail Fee”), and, commencing with the month ended May 31, 2014, an additional fee of $20,000 for each month that the liquidity ratio is less than 2.00 to 1.00 as of the last day of the month under measurement (the “PFG Success Fee”)..

On June 20, 2014, the PFG Borrowers and PFG entered into Modification No. 3 to Loan And Security Agreement (the “PFG Modification Agreement”).  Under the terms of the PFG Modification Agreement, (i) the three month trailing adjusted EBITDA covenant was converted into a six month trailing adjusted EBTIDA covenant, measured at each fiscal month end, of negative $850,000 through June 2014, negative $300,000 for July through September 2014, a positive $1 for October through December 2014 and $100,000 each month thereafter subject to reset upon the submission of the fiscal 2016 budget, but in no case lower than $100,000 on a rolling six month basis; (ii) the existing liquidity ratio covenant was reset to 2.0 to 1.0 for all months on or after June 2014 as measured at each month end; and (iii) PFG waived its right to receive both current and future PFG Success Fees. As consideration for PFG’s entrance into the PFG Modification Agreement, the PFG Borrowers (1) reimbursed PFG for its expenses in negotiating the PFG Modification Agreement; and (2) affirmed their obligation to pay the PFG Tail Fee.

The PFG Modification Agreement did not amend or alter in any respect the terms and conditions of the PFG Loan Agreement, or any of the other loan documents, or constitute a waiver or release by PFG of any right, remedy or event of default under the PFG Loan Agreement or any of the other loan documents, except to the extent expressly set forth in the PFG Modification Agreement and the PFG Loan Agreement.

The preceding descriptions of the SVB Amendment, SVB Ex-Im Amendment and PFG Modification Agreement are qualified in their entirety by reference to the copies of the SVB Amendment, SVB Ex-Im Amendment and PFG Modification Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Eighth Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated June 20, 2014.

10.2
Seventh Amendment to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated June 20, 2014.

10.3	Modification No. 3 to Loan And Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated June 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated:  June 23, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Eighth Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated June 20, 2014.

10.2
Seventh Amendment to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated June 20, 2014.

10.3	Modification No. 3 to Loan And Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated June 20, 2014.